                                                                    Exhibit 21.1


                               UPC Subsidiaries

Entity                                                          Jurisdiction

chello broadband Australia ppt....................................Australia

Telekabel Fernsehnetz Klagenfurt Betriebsgesellschaft mbH.........Austria

Telekabel-Fernsehnetz Wiener Neustadt/Neunkirchen
Betriebsgesellschaft mbH..........................................Austria

Telekabel Wien GmbH...............................................Austria

Telekabel Fernsehnetz Graz Betriebsgesellschaft mbH...............Austria

Telekabel-Fernsehnetz Region Baden Betriebsgesellschaft mbH.......Austria

chello broadband GmbH.............................................Austria

Priority Wireless Telecommunications GmbH.........................Austria

chello broadband Belgium SA/NV....................................Belgium

UPC Belgium S.A...................................................Belgium

chello broadband Brasil Ltda......................................Brazil

UCI Enterprises Inc...............................................Colorado

UPC Iberian Progamming, Inc.......................................Colorado

UPC Aviation, Inc.................................................Colorado

UPC Romania, Inc..................................................Colorado

United International Investments..................................Colorado G.P.

Melita Partnership................................................Delaware

Mozaic Entertainment, Inc.........................................Delaware

Poland Communications, Inc........................................Connecticut

Kabel Net Holding A.S.............................................Czech Republic

Kabel Net Brno A.S................................................Czech Republic

Kabel Plus A.S....................................................Czech Republic

ScatNet spol SRO..................................................Czech Republic

Besy Praha SRO....................................................Czech Republic

Czech Link SRO....................................................Czech Republic


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                                                                    Exhibit 21.1


Trade A Technology AS.............................................Czech Republic

Kabel Plus Tel AS.................................................Czech Republic

Kabel Plus Rodina SRO.............................................Czech Republic

Kabel Plus Severni Cechy AS.......................................Czech Republic

Kabel Plus Vychodni AS............................................Czech Republic

Kabel Plus CB AS..................................................Czech Republic

Kabel Plus Severni Morava AS......................................Czech Republic

Kabel Plus Stredni Morava AS......................................Czech Republic

Kabel Plus Jizni Morava AS........................................Czech Republic

Kabel Plus Praha AS...............................................Czech Republic

UII Management....................................................Delaware G.P.

UIH Romania Ventures, Inc.........................................Delaware

Kabelkom Management Co............................................Delaware G.P.

Kabelkom Holding Co...............................................Delaware G.P.

@Entertainment, Inc...............................................Delaware

@Entertainment Programming, Inc...................................Delaware

UPC Aviation Services, Inc........................................Colorado

Ibercom, Inc......................................................Delaware

chello broadband USA, Inc.........................................Delaware

UPC Staffing, Inc.................................................Delaware

MediaReseaux S.A..................................................France

UPC France S.A....................................................France

chello broadband S.A.R.L..........................................France

Sud Ouest Videopole...............................................France

Sud Est Videopole.................................................France

Herault Videopole Holding S.A.....................................France

Videopole Services................................................France

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                                                                    Exhibit 21.1


Videopole Assistance....................................................France

Videopole Publication...................................................France

Aorta S.A...............................................................France

A.C.Associes............................................................France

Videopole S.A...........................................................France

Ain Videopole...........................................................France

Ardennes Videopole......................................................France

Atlantique Videopole....................................................France

Aveyron Videopole.......................................................France

Bean Bigore Videopole...................................................France

Intercomm Holding France................................................France

Cablage Dynamique Videopole.............................................France

Citecable Caladois......................................................France

Citecable Centre Bretagne...............................................France

Citecable Auverge.......................................................France

Citecable Essonne.......................................................France

Citecable Saintonge.....................................................France

Citecable Goussainville.................................................France

Citecable Jurassienne...................................................France

Citecable Rhone Aspes...................................................France

Citecable S.A...........................................................France

CiteReseau S.A..........................................................France

Citecable Regions S.A...................................................France

Citecable Est S.A.......................................................France

Citecable Haute-Saone S.A...............................................France

Est Videopole...........................................................France

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                                                                    Exhibit 21.1

Franche Comte Videopole...................................................France

Investissements Reseaux Participations SA.................................France

Iroise Videopole..........................................................France

Loire Videopole...........................................................France

MediaPartic S.A...........................................................France

Nord Est Cable Carling L'Hopital..........................................France

Nord Est Cable Videopole..................................................France

Nord Videopole............................................................France

Ouest Videopole...........................................................France

Regicom Partenariat.......................................................France

Reseaux Participations S.A................................................France

Reseaux Cables de France S.A..............................................France

Reseaux Cables du Bretagne Sud............................................France

Reseaux Cables du Perigord................................................France

Reseaux Cable du Roannais.................................................France

Reseaux Cable du Pays Yonnais.............................................France

Reseaux Cable Choletais...................................................France

Reseaux Cable du Nivernais................................................France

Reseaux Cables Cote d'Azur................................................France

Reseaux Cables du Hainaut.................................................France

Reseaux Cables de Indres..................................................France

Rhone Vision Cable S.A.S..................................................France

Savoie Videopole..........................................................France

Seine et Marne............................................................France

SIRC Holding SNC..........................................................France

SIRC SNC..................................................................France

SLC Tignes................................................................France

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                                                                    Exhibit 21.1

Somerco SARL.....................................................France

chello broadband GmbH............................................Germany

UPC Magyarovszag Kft.............................................Hungary

Monor Telefon....................................................Hungary

Sopron Varosi Onallo Kozsolgalati Televizio Kft..................Hungary

Satimax KFT......................................................Hungary

Szabinet KFT.....................................................Hungary

Szolnex KFT......................................................Hungary

chello broadbrand Germany Gmbh...................................Germany

UPC Ireland Ltd..................................................Ireland

Tara Television Ltd..............................................Ireland

Tishdoret........................................................Israel

Melita Cable P.L.C...............................................Malta

UPC Intermediates B.V............................................The Netherlands

UPC Nederland Services B.V.......................................The Netherlands

chello broadband Nederland B.V...................................The Netherlands

Cable Network Zuid-Oost Brabant Holding B.V......................The Netherlands

Cable Network Holding B.V........................................The Netherlands

Priority Telecom N.V.............................................The Netherlands

Priority Telecom Netherlands B.V.................................The Netherlands

Priority Wireless B.V............................................The Netherlands

UPC Nederland N.V................................................The Netherlands

A2000 Holding N.V................................................The Netherlands

Kabeltelevisie Amsterdam B.V.....................................The Netherlands

A2000 Hilversum B.V..............................................The Netherlands

Cable Network Brabant Holding B.V................................The Netherlands

N.V. TeleKabel Beheer............................................The Netherlands

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                                                                    Exhibit 21.1

N.V. TeleKabel...................................................The Netherlands

TeleKabel Omroep Facilitair Bedrijf B.V..........................The Netherlands

Cable-Networks Austria Holding B.V...............................The Netherlands

Algemene Kabel Exploitatie Maatschappij B.V......................The Netherlands

Belmarken Holding B.V............................................The Netherlands

Interway Holding B.V.............................................The Netherlands

chello broadband Nederland B.V...................................The Netherlands

Binan Investments B.V............................................The Netherlands

U.C.T. - Netherlands B.V.........................................The Netherlands

Stipdon Investments B.V..........................................The Netherlands

UPC Facility B.V.................................................The Netherlands

Zeblas B.V.......................................................The Netherlands

Selasa Holding B.V...............................................The Netherlands

Paruse B.V.......................................................The Netherlands

Bicatobe Investments B.V.........................................The Netherlands

Kabeltelevisie Son en Breugel B.V................................The Netherlands

TeleKabel Hungary N.V............................................The Netherlands

Zomerwind Holding B.V............................................The Netherlands

Uniport Communications B.V.......................................The Netherlands

Cable Network Netherlands Holding B.V............................The Netherlands

Kabeltelevisie Eindhoven N.V.....................................The Netherlands

UPC Programming B.V..............................................The Netherlands

UPC Slovakia Holding B.V.........................................The Netherlands

UPC Czech Holding B.V............................................The Netherlands

UPC Romania Holding B.V..........................................The Netherlands

United Telekabel Holding II B.V..................................The Netherlands

Iberian Programming Services CV..................................The Netherlands

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                                                                    Exhibit 21.1

Plator Holding B.V...............................................The Netherlands

Nidlo B.V........................................................The Netherlands

Poland Cablevision (Netherlands) B.V.............................The Netherlands

Wizja TV B.V.  (fka Sereke Holding B.V.).........................The Netherlands

Gelrevision UPC Holding B.V......................................The Netherlands

UPC Romania V.O.F................................................The Netherlands

ScanInvest I B.V.................................................The Netherlands

UPCtv Holding B.V................................................The Netherlands

UPC Intermediates B.V............................................The Netherlands

Priority Wireless B.V............................................The Netherlands

chello broadband N.V.............................................The Netherlands

chello broadband B.V.............................................The Netherlands

Hungary Holding Co...............................................New York G.P.

United Pan-Europe Communications Norge A.S.......................Norway

chello broadband A.S.............................................Norway

Priority Telecom Norway A.S......................................Norway

Wizja TV Spoka Produkcyjna Sp z o.o..............................Poland

ETV Sp. z o.o....................................................Poland

Gosat-Service Sp.z o.o...........................................Poland

Ground Zero Media Sp. z o.o......................................Poland

At Media Sp. z o.o. Poland.......................................Poland

Kolor-Sat Sp. z o.o..............................................Poland

Mazurska Telewizja Kablowa Sp. z o.o.............................Poland

Opolskie TTT S.A.................................................Poland

Polska Telewizja Kablowa Krakow S.A..............................Poland

Polska Telewizja Kablowa Lublin S.A..............................Poland

Polska Telewizja Kablowa Operator Sp. z o.o......................Poland

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                                                                    Exhibit 21.1

Polska Telewizja Kablowa S.A. Poland.............................Poland

Polska Telewizja Kablowa Szczecin Sp. z o.o......................Poland

Polska Telewizja Kablowa Warszaw S.A.............................Poland

Otwocka TK SP z.o.o..............................................Poland

Szczecinska Telewizja Kablowa Sp. z o.o..........................Poland

Telkat Sp. z o.o.................................................Poland

TV Kabel Sp. z o.o...............................................Poland

TV-SAT Ursus Sp. z o.o. Poland (in liquidation)..................Poland

Wizja TV Sp. z o.o...............................................Poland

Multicanal Televisao por Cabo, SGPS, Lda.........................Portugal

Intercabo - Televisao por Cabo, SGPS, Lda........................Portugal

Intercabo Centro Televisao por Cabo, S.A.........................Portugal

Intercabo Atlantico - Comunicacoes por Cabo, S.A.................Portugal

Intercabo Norte - Comunicacoes por Cabo, S.A.....................Portugal

Intercabo Capital - Comunicacoes por Cabo, S.A...................Portugal

Eurosat S.R.L....................................................Romania

Multicanal Holdings S.R.L........................................Romania

Control Cable Ventures S.R.L.....................................Romania

Selectronic S.R.L................................................Romania

Diplomatic International Comimpex S.R.L..........................Romania

Trnavatel s r.o..................................................Slovak Republic

UPC Slovensko s r.o..............................................Slovak Republic

KabelTel S.R.O...................................................Slovak Republic

Kabelplus Akiowa Spolocnost SRO..................................Slovak Republic

Kabelplus Vychodne Slovensko SRO.................................Slovak Republic

Kabelplus Bratislava SRO.........................................Slovak Republic

Multicanal TPS SC................................................Spain

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                                                                    Exhibit 21.1

Mundi Telecom........................................................Spain

chello broadband Sweden AS...........................................Sweden

SBS Broadcasting SA..................................................Sweden

NBS Nordic Broadband Servics AB......................................Sweden

SpaceNet AB..........................................................Sweden

Starport SA..........................................................Sweden

Stjarnan Multimedia Varlden AB.......................................Sweden

StjarnTV AB..........................................................Sweden

StjarnTVnatet AB.....................................................Sweden

Stockholms Kabel TV AB...............................................Sweden

Stockholms Stads Televisions AB......................................Sweden

UPC Zwitzerland AG...................................................Switzerland

Xtra Music Limited...................................................UK

Wizja Television Limited  (fka At Entertainment Limited).............UK

chello broadband Limited.............................................UK

UPC Services Ltd.....................................................UK

Tara Television UK...................................................UK

At Entertainment Services Limited....................................UK

Tara Television Global Limited.......................................UK